SUMMARY PROSPECTUS MAY 1, 2011	Small Cap Value Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2011, along with the Portfolio’s most recent annual report dated December 31, 2010, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.02%
Acquired Fund Fees and Expenses	0.21%
Total Annual Portfolio Operating Expenses*	1.08%

* The operating expenses of the Portfolio reflected in the Portfolio’s most recent annual report and Financial Highlights do not include fees and expenses incurred indirectly by the Portfolio as a result of investments in shares of one or more investment companies (referred to as “Acquired Fund Fees and Expenses”).

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11.51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P® Small Cap 600 Index at the time of purchase (as of December 31, 2010, from approximately $69.3 million to $3.24 billion). The market capitalization of companies in the Portfolio and the Index changes over time and the Portfolio will not sell a stock just because the company has grown to a market capitalization outside of the range. The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Northwestern Mutual Series Fund, Inc.	NMSF–40

Small Cap Value Portfolio

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The in-house research team at the adviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. Consideration is also given to industry weightings in an attempt to keep the Portfolio broadly diversified among economic sectors.

In pursuing its investment objective, the adviser has the discretion to deviate from its normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These special situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive environment.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including American Depositary Receipts and foreign securities (up to 20% of net assets), and securities of other other investment companies, including open-end funds, closed-end funds, exchange-traded funds and business development companies, in keeping with the Portfolio’s objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Micro Cap Company Risk – Investing in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.

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Small and Mid Cap Company Risk – Investing in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.

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Special Situation Risk – The risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the company's securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

NMSF–41	Northwestern Mutual Series Fund, Inc.

Small Cap Value Portfolio

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 20.83%    Worst Qtr: 4th – ‘08 -25.12%

Average Annual Total Return

(for periods ended December 31, 2010)

1 Yr	5 Yrs	Since Inception on 07/31/01
Small Cap Value Portfolio
21.95%	5.36%	9.00%
Russell 2000® Value Index
24.50%	3.52%	7.84%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average
24.53%	4.20%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: Preston G. Athey, Vice President of T. Rowe Price, has been managing investments since 1982 and has managed the Portfolio since 2001.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

Northwestern Mutual Series Fund, Inc.	NMSF–42